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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) May 8, 1998


                              REGENCY BANCORP
           (Exact name of registrant as specified in its charter)


           California                000-23815                  77-0378956
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)



7060 N. Fresno, Fresno, California                               93720
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                               Not Applicable
       (Former name or former address, if changed since last report).




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Item 5.        OTHER EVENTS.

               The Registrant received approval from NASDAQ to begin trading on the NASDAQ national market system effective May 8, 1998.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

       (a)     FINANCIAL STATEMENTS.

               Not Applicable.

       (b)     PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

       (c)     EXHIBITS.

               None


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REGENCY BANCORP




Date:  May 13, 1998                    /s/ STEVEN R. CANFIELD
                                       ----------------------
                                       Steven R. Canfield
                                       EVP & CFO


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